                                                                    Exhibit 99.1


[PSYCHIATRIC SOLUTIONS, INC. LOGO]



CONTACT:
Brent Turner
Vice President, Treasurer and
Investor Relations
(615) 312-5700

            PSYCHIATRIC SOLUTIONS REPORTS EARNINGS PER DILUTED SHARE
                         INCREASE 72% IN THIRD QUARTER

                       ---------------------------------

                       SAME-FACILITY REVENUE EXPANDS 8.5%

                       ---------------------------------

                     ESTABLISHES EARNINGS GUIDANCE FOR 2005

Franklin, Tenn. (October 28, 2004) - Psychiatric Solutions, Inc. ("PSI") (Nasdaq: PSYS) today announced financial results for the third quarter and nine months ended September 30, 2004. Revenue for the quarter was $131,591,000, up 40% from $93,923,000 for the third quarter of 2003. Net income available to common stockholders increased 148% to $5,215,000 for the third quarter of 2004, from $2,103,000 for the third quarter last year. Earnings per diluted share increased 72% for the quarter to $0.31 from $0.18 for the third quarter of 2003, on a 30% increase in the diluted share count.

     Revenue for the first nine months of 2004 increased 87% to $351,957,000 from $188,455,000 for the first nine months of 2003. Net income available to common stockholders increased 361% to $9,778,000 for the latest nine months from $2,121,000 for the comparable period in 2003, while earnings per diluted share increased 150% to $0.60 from $0.24. PSI's adjusted earnings per diluted share increased 48% to $0.83 for the first nine months of 2004 from $0.56 for the first nine months of 2003. Adjusted results for the first nine months of 2004 exclude a loss on refinancing of long-term debt of $6,407,000, or $0.23 per diluted share after tax. Adjusted results for the first nine months of 2003 exclude a net loss on the refinancing of long-term debt, change in the valuation of put warrants and reserve on stockholders notes of $5,159,000, or $0.32 per diluted share after tax. Please see page 7 for a reconciliation of adjusted earnings per diluted share with earnings per diluted share.

     Commenting on the announcement, Joey Jacobs, Chairman, President and Chief Executive Officer of PSI, said, "We are pleased to report significant profitable growth for the third quarter of 2004 as a result of our continued substantial organic growth and accretive acquisitions. We again demonstrated strong execution of our internal growth strategies with an 8.5% increase in same-facility revenues for the third quarter. In addition to extending our record for same-facility revenue growth to eight consecutive quarters, our third quarter results included the 11 facilities acquired in June 2003, increasing the number of facilities in the same-facility base to 22. Once again, demand for our services was strong as reflected in the growth in same-facility patient days and admissions of 7.2% and 6.8%, respectively.

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
PSYS Reports Third Quarter Results
Page 2
October 28, 2004


     "PSI's third quarter financial results also reflected the nearly 50% growth in our total beds in operation to over 4,000 at the end of the third quarter from over 2,700 at the end of the third quarter last year. The majority of this increase came through our acquisitions of 12 inpatient facilities since the end of the third quarter last year. Because of the highly fragmented nature of the inpatient psychiatric business, we expect to continue to make acquisitions through our disciplined evaluation of potential transactions that meet our acquisition criteria."

     Based on PSI's financial results for the third quarter and first nine months of 2004 and its assumptions regarding the fourth quarter of 2004, PSI today affirmed its established guidance for adjusted earnings per diluted share for 2004 in a range of $1.12 to $1.16. Adjusted earnings per diluted share exclude the first quarter loss on the refinancing of long-term debt of $6,407,000, or $0.23 per diluted share after tax.

     In addition, PSI today established its guidance for earnings per diluted share for 2005 in a range of $1.35 to $1.40. This guidance does not include any impact from future acquisitions.

     Mr. Jacobs concluded, "PSI's financial performance for the third quarter and first nine months of 2004 strongly supports our confidence in the Company's prospects for continued profitable growth. Even as we have demonstrated the strength of our operating and acquisition strategies during these periods, we have continued to refine and improve our business model to enhance our ability to meet increasing market demand for our services. In managing our rapid growth into a leading national provider of inpatient psychiatric care, we have also maintained a fundamental commitment to the highest quality care."

     PSI will hold a conference call to discuss this release tomorrow at 10:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.streetevents.com or www.fulldisclosure.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on November 28, 2004.

     This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired facilities; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of


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
PSYS Reports Third Quarter Results
Page 3
October 28, 2004


unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (6) potential difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission, including the factors listed in the Annual Report on Form 10-K for fiscal year 2003 filed on March 25, 2004 under the caption "Risk Factors." PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

     Psychiatric Solutions, Inc. offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 34 owned or leased freestanding psychiatric inpatient facilities with more than 4,000 beds. The Company also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.


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
PSYS Reports Third Quarter Results
Page 4
October 28, 2004


                           PSYCHIATRIC SOLUTIONS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)

                                                       THREE MONTHS ENDED            NINE MONTHS ENDED
                                                          SEPTEMBER 30,                 SEPTEMBER 30,
                                                    -----------------------       --------------------------
                                                      2004           2003           2004              2003
                                                    --------       --------       ---------        ---------
Revenue                                             $131,591       $ 93,923       $ 351,957        $ 188,455

Salaries, wages and employee benefits                 72,259         49,973         191,368           96,494
Professional fees                                     13,951         10,795          38,620           22,123
Supplies                                               8,689          5,891          22,648           10,574
Rentals and leases                                     2,557          1,622           6,433            2,404
Other operating expenses                              14,365         13,093          39,923           30,218
Provision for bad debts                                3,417          1,218           8,080            3,875
Depreciation and amortization                          2,628          1,887           7,096            3,621
Interest expense, net                                  5,105          5,566          14,077            9,363
Loss on refinancing long-term debt                        --            157           6,407            4,744
Change in valuation of put warrants                       --             --              --              960
Change in reserve on stockholder notes                    --             --              --             (545)
                                                    --------       --------       ---------        ---------
                                                     122,971         90,202         334,652          183,831

Income from continuing operations
  before income taxes                                  8,620          3,721          17,305            4,624
Provision for income taxes                             3,274          1,414           6,576            2,122
                                                    --------       --------       ---------        ---------
Income from continuing operations                      5,346          2,307          10,729            2,502
Income (loss) from discontinued
  operations, net of taxes                                18            111            (295)             111
                                                    --------       --------       ---------        ---------
Net income                                             5,364          2,418          10,434            2,613
Accrued preferred stock dividends                        149            315             656              492
                                                    --------       --------       ---------        ---------
Net income available to common stockholders         $  5,215       $  2,103       $   9,778        $   2,121
                                                    ========       ========       =========        =========

Basic earnings per share:
  Income from continuing operations                 $   0.35       $   0.23       $    0.74        $    0.25
  Income (loss) from discontinued operations,
    net of taxes                                          --           0.01           (0.02)            0.01
                                                    --------       --------       ---------        ---------
                                                    $   0.35       $   0.24       $    0.72        $    0.26
                                                    ========       ========       =========        =========

Diluted earnings per share:
  Income from continuing operations                 $   0.31       $   0.17       $    0.62        $    0.23
  Income (loss) from discontinued operations,
    net of taxes                                          --           0.01           (0.02)            0.01
                                                    --------       --------       ---------        ---------
                                                    $   0.31       $   0.18       $    0.60        $    0.24
                                                    ========       ========       =========        =========

Shares used in computing per share amounts:
  Basic                                               14,796          8,628          13,629            8,177
  Diluted                                             17,535         13,515          17,383           10,978


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

PSYS Reports Third Quarter Results
Page 5
October 28, 2004

                           PSYCHIATRIC SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         SEPTEMBER 30,   DECEMBER 31,
                                                                            2004             2003
                                                                         -------------   ------------
                                                                          (UNAUDITED)

                                        ASSETS

Current assets:
   Cash                                                                   $  17,722        $  44,954
   Accounts receivable, less allowance for doubtful accounts of
      $10,688 (unaudited) and $7,491, respectively                           77,096           56,616
   Prepaids and other                                                         8,563           11,075
                                                                          ---------        ---------
Total current assets                                                        103,381          112,645
Property and equipment, net of accumulated depreciation                     194,043          149,589
Cost in excess of net assets acquired, net                                  132,786           68,970
Contracts, net                                                                2,374            2,850
Other assets                                                                 21,292           13,604
                                                                          ---------        ---------
Total assets                                                              $ 453,876        $ 347,658
                                                                          =========        =========

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                       $  10,407        $  11,417
   Salaries and benefits payable                                             29,086           13,074
   Other accrued liabilities                                                 26,407           19,979
   Current portion of long-term debt                                            860            1,023
                                                                          ---------        ---------
Total current liabilities                                                    66,760           45,493
Long-term debt, less current portion                                        243,492          173,980
Deferred tax liability                                                        9,926            6,762
Other liabilities                                                             4,557            4,779
                                                                          ---------        ---------
Total liabilities                                                           324,735          231,014
Series A convertible preferred stock, $0.01 par value, 6,000 shares authorized; 1,818 and 4,545 shares outstanding at September
   30, 2004 and December 31, 2003, respectively                              10,117           25,316
Stockholders' equity:
   Common stock, $0.01 par value, 48,000 shares authorized; 15,084 and 11,937 issued and outstanding at September
      30, 2004 and December 31, 2003, respectively                              151              119
   Additional paid-in capital                                               108,971           91,423
   Notes receivable from stockholders                                            --             (338)
   Accumulated unrealized losses                                                 (4)              (4)
   Accumulated earnings                                                       9,906              128
                                                                          ---------        ---------
Total stockholders' equity                                                  119,024           91,328
                                                                          ---------        ---------
Total liabilities and stockholders' equity                                $ 453,876        $ 347,658
                                                                          =========        =========



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
PSYS Reports Third Quarter Results
Page 6
October 28, 2004


                           PSYCHIATRIC SOLUTIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)

                                                                   NINE MONTHS ENDED SEPTEMBER 30,
                                                                       2004             2003
                                                                   ------------      -------------
OPERATING ACTIVITIES
Net income                                                           $  10,434        $   2,613
Adjustments to reconcile net income to net cash provided
   by continuing operating activities:
   Loss (income) from discontinued operations, net of taxes                295             (111)
   Depreciation and amortization                                         7,096            3,621
   Provision for doubtful accounts                                       8,080            3,875
   Accretion of detachable warrants                                         --              159
   Non-cash stock compensation expense                                      --               14
   Amortization of loan costs                                              706              945
   Loss on refinancing long-term debt                                    6,407            4,744
   Change in deferred tax liability                                      5,979            1,742
   Change in valuation of put warrants                                      --              960
   Change in reserve on stockholder notes                                   --             (545)
   Long-term interest accrued                                               --              124
   Changes in operating assets and liabilities:
      Accounts receivable                                              (11,118)         (11,980)
      Prepaids and other assets                                          1,969            2,963
      Accounts payable                                                  (5,141)          (1,895)
      Salaries and benefits payable                                      7,215           (2,022)
      Accrued liabilities and other liabilities                          3,907            8,026
                                                                     ---------        ---------
Net cash provided by operating activities                               35,829           13,233

INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash acquired                      (115,842)         (97,480)
Purchase of long-term securities                                            --             (971)
Capital purchases of property and equipment                            (11,166)          (3,089)
Other assets                                                            (1,834)          (1,455)
                                                                     ---------        ---------
Net cash used in investing activities                                 (128,842)        (102,995)

FINANCING ACTIVITIES:
Net principal borrowings on long-term debt                              69,206           77,615
Refinancing of long-term debt                                           (3,844)              --
Payment of loan and issuance costs                                      (2,027)          (5,451)
Proceeds from issuance of series A convertible preferred stock              --           25,000
Proceeds from repayment of stockholder notes                               338               --
Proceeds from issuance of common stock                                   2,108              202
                                                                     ---------        ---------
Net cash provided by financing activities                               65,781           97,366
Net (decrease) increase in cash                                        (27,232)           7,604
Cash at beginning of the period                                         44,954            2,392
                                                                     ---------        ---------
Cash at end of the period                                            $  17,722        $   9,996
                                                                     =========        =========

SIGNIFICANT NON-CASH TRANSACTIONS:
Issuance of common stock upon conversion of series A
   convertible preferred stock                                       $  15,791        $      --
                                                                     =========        =========
Issuance of common stock upon conversion of convertible debt         $      --        $   4,588
                                                                     =========        =========
Issuance of common stock upon exercise of warrants                   $      --        $   2,979
                                                                     =========        =========

EFFECT OF ACQUISITIONS:
   Assets acquired, net of cash acquired                             $ 108,782        $ 181,601
   Liabilities assumed                                                   7,060          (28,825)
   Long-term debt issued                                                    --          (55,296)
                                                                     ---------        ---------
   Cash paid for acquisitions, net of cash acquired                  $ 115,842        $  97,480
                                                                     =========        =========


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
PSYS Reports Third Quarter Results
Page 7
October 28, 2004


                           PSYCHIATRIC SOLUTIONS, INC.
              RECONCILIATION OF ADJUSTED EARNINGS PER DILUTED SHARE
                          TO EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                  SEPTEMBER 30,                   SEPTEMBER 30,
                                                            ------------------------        ------------------------
                                                              2004            2003            2004            2003
                                                            --------        --------        --------        --------
Net income                                                  $  5,364        $  2,418        $ 10,434        $  2,613
Plus reconciling items:

   Discontinued operations, net of taxes                         (18)           (111)            295            (111)
   Provision for income taxes                                  3,274           1,414           6,576           2,122
                                                            --------        --------        --------        --------
   Income before income taxes                                  8,620           3,721          17,305           4,624
   Loss on refinancing long-term debt                             --             157           6,407           4,744
   Change in valuation of put warrants                            --              --              --             960
   Change in reserve on stockholder notes                         --              --              --            (545)
                                                            --------        --------        --------        --------
       Adjusted income before income taxes                     8,620           3,878          23,712           9,783
   Provision for income taxes                                  3,274           1,474           9,011           3,718
   Discontinued operations, net of taxes                          18             111            (295)            111
                                                            --------        --------        --------        --------
       Adjusted net income(a)                               $  5,364        $  2,515        $ 14,406        $  6,176
                                                            ========        ========        ========        ========
Earnings per diluted share                                  $   0.31        $   0.18        $   0.60        $   0.24
                                                            ========        ========        ========        ========
Fully taxed adjusted earnings per diluted share(a)(b)       $   0.31        $   0.19        $   0.83        $   0.56
                                                            ========        ========        ========        ========
Diluted shares used in computing per share amounts:
   Earnings per share                                         17,535          13,515          17,383          10,978
   Fully taxed adjusted earnings per share(b)                 17,535          13,515          17,383          11,301

(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations and it is not influenced by fluctuations in the Company's stock price. Adjusted earnings per diluted share should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.

(b) For purposes of calculating adjusted earnings per diluted share, includes 323 diluted shares for the nine months ended September 30, 2003 representing convertible debt that is anti-dilutive for purposes of calculating earnings per diluted share. Also for the nine months ended September 30, 2003, interest on convertible debt of $124 has been added to adjusted net income for purposes of calculating adjusted earnings per diluted share.



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
PSYS Reports Third Quarter Results
Page 8
October 28, 2004

                           PSYCHIATRIC SOLUTIONS, INC.
           RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                 THREE MONTHS ENDED          NINE MONTHS ENDED
                                                    SEPTEMBER 30,               SEPTEMBER 30,
                                                ---------------------       -----------------------
                                                  2004          2003          2004            2003
                                                -------       -------       --------        -------
Income from continuing operations               $ 5,346       $ 2,307       $ 10,729        $ 2,502
Provision for income taxes                        3,274         1,414          6,576          2,122
Interest expense                                  5,105         5,566         14,077          9,363
Depreciation and amortization                     2,628         1,887          7,096          3,621
                                                -------       -------       --------        -------
EBITDA                                           16,353        11,174         38,478         17,608
Stock compensation expense                           --             5             --             14
 Other expenses:
   Loss on refinancing long-term debt                --           157          6,407          4,744
   Change in valuation of put warrants               --            --             --            960
   Change in reserve on stockholder notes            --            --             --           (545)
                                                -------       -------       --------        -------
       Total other expenses                          --           157          6,407          5,159
                                                -------       -------       --------        -------
Adjusted EBITDA(a)                              $16,353       $11,336       $ 44,885        $22,781
                                                =======       =======       ========        =======

(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.


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
PSYS Reports Third Quarter Results
Page 9
October 28, 2004


                           PSYCHIATRIC SOLUTIONS, INC.
                     OPERATING STATISTICS - OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)

                                      THREE MONTHS ENDED                         NINE MONTHS ENDED
                                         SEPTEMBER 30,                             SEPTEMBER 30,
                                    -----------------------          %         -----------------------            %
                                      2004           2003           CHG.         2004           2003             CHG.
                                    --------       --------        ------      --------       --------         -------
SAME-FACILITY RESULTS:
   Revenue                          $ 80,823       $ 74,461          8.5%      $158,066       $145,510           8.6%
   Admissions                          8,483          7,942          6.8%        19,040         18,041           5.5%
   Patient days                      202,729        189,072          7.2%       352,149        333,361           5.6%
   Average length of stay(a)            23.9           23.8          0.4%          18.5           18.5           0.0%
   Revenue per patient day(b)       $    399       $    394          1.3%      $    449       $    436           3.0%
TOTAL FACILITY RESULTS:

   Revenue                          $114,391       $ 74,461         53.6%      $300,906       $145,510         106.8%
   Admissions                         13,849          7,942         74.4%        35,897         18,041          99.0%
   Patient days                      270,142        189,072         42.9%       722,801        333,361         116.8%
   Average length of stay(a)            19.5           23.8        (18.1)%         20.1           18.5           8.6%
   Revenue per patient day(b)       $    423       $    394          7.4%      $    416       $    436          (4.6)%

(a)  Average length of stay is defined as patient days divided by admissions.

(b) Revenue per patient day is defined as owned facility revenues divided by patient days.


                                      -END-